SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) January 27, 2004

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 12. Results of Operations and Financial Condition

AMERISERV FINANCIAL Inc. (the "Registrant") press release dated January 27, 2004, announcing its earnings for the three (3) and twelve (12) month periods ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference

Exhibits

--------

Exhibit 99.1 Press release dated January 27, 2004, announcing its earnings for the three (3) and twelve (12) month periods ended December 31, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: January 27, 2004

Exhibit 99.1

Jeffrey A. Stopko

    January 27, 2004

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL REPORTS THIRD CONSECUTIVE QUARTER OF PROFITABILITY AND DRAMATICALLY IMPROVED FINANCIAL RESULTS FOR FULL YEAR 2003

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) completed its third consecutive quarter of profitability by reporting net income for the fourth quarter of 2003 of $180,000 or $0.01 per diluted share.  This represents significant improvement and a dramatic turnaround from the net loss of $2.0 million or $0.14 per share reported in the fourth quarter of 2002.  As a result of the Company’s success in achieving three consecutive quarters of profitability, the Company is also profitable for the year ended December 31, 2003 with net income of $549,000 or $0.04 per diluted share compared to a net loss of $5.2 million or $0.37 per share for the year ended December 31, 2002.  The continuation of the turnaround contributed to the improved level of performance in virtually every facet of the operation.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2003 and 2002:

	Fourth Quarter 2003	Fourth Quarter 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Net income (loss)	$180,000	($1,962,000)	$549,000	($5,152,000)
Diluted earnings (loss) per share	0.01	(0.14)	0.04	(0.37)

At December 31, 2003, ASRV had total assets of $1.15 billion and shareholders’ equity of $72 million or $5.14 per share.  The Company is well capitalized for regulatory purposes with an asset leverage ratio at December 31, 2003 of 7.29%, compared to a regulatory minimum of 5.0%.

The Company’s provision for loan losses totaled $384,000 or 0.31% of total loans in the fourth quarter of 2003.  This represented a decrease of $4.1 million from the fourth quarter 2002 provision of $4.5 million or 3.06% of total loans.  For the full year 2003, the Company’s provision for loan losses totaled $3.0 million or 0.56% of total loans; a decrease of $6.3 million from the full year 2002 provision of $9.3 million or 1.56% of total loans.  Net charge-offs also experienced a decline dropping from $5.1 million or 0.85% of total loans for the full year 2002 to $1.2 million or 0.22% of total loans in 2003.

The Company’s allowance for loan losses totaled $11.7 million at December 31, 2003 providing 102% coverage of non-performing assets.  Non-performing assets totaled $11.4 million at December 31, 2003, which represented an increase of $4.4 million from the December 31, 2002 level of $7.0 million.  Comparable with other quarter-ends in 2003, the Company’s largest non-performing asset continues to be a $4.8 million commercial mortgage loan to a borrower in the personal care industry.  This loan is supported by an 80% guarantee by the U.S. Department of Agriculture and is secured by a first mortgage on the personal care facility.  If the government guaranteed portion of this commercial mortgage were excluded from the non-performing asset totals, the loan loss reserve coverage of non-performing assets would amount to 154% at December 31, 2003.   Overall, the allowance for loan losses as a percentage of total loans increased to 2.32% at December 31, 2003 compared to 1.75% at December 31, 2002 due to an increase in the allowance for loan losses and a decline in total loans outstanding.

The Company’s net interest income in the fourth quarter of 2003 decreased by $816,000 from the prior year fourth quarter due to a reduced level of earning assets and a 26 basis point decline in the net interest margin to 2.21%.   When the full year 2003 is compared to 2002, net interest income declined by $2.7 million also due to a lower level of earning assets and 20 basis point drop in the net interest margin to 2.31%.  Loan portfolio shrinkage experienced during 2003 was a predominant factor contributing to both the lower level of earning assets and the net interest margin contraction.  The overall net decrease in average loans outstanding on both an annual and quarterly basis reflects significant prepayments caused by the low interest rate environment and the Company’s internal focus on improving asset quality.  The Company completed the restructuring of its lending division during the third quarter of 2003 and did report for the first time in six quarters modest growth in total loans between September 30, 2003 and December 31, 2003.  This fourth quarter 2003 stabilization of balances in the loan portfolio combined with a slow down in premium amortization on the Company’s mortgage backed securities resulted in a seven basis point sequential quarter increase in the net interest margin from 2.14% in the third quarter of 2003 to 2.21% in the fourth quarter of 2003.

The Company’s total non-interest income in the fourth quarter of 2003 declined by $1.2 million from the prior year fourth quarter due primarily to fewer gains realized on asset sales.  These included: a $300,000 decrease in gains on investment security sales, a $281,000 decline in gains realized on the sale of mortgage loans into the secondary market, and the non-recurrence of a $185,000 gain realized on the sale of the merchant card business in the fourth quarter of 2002.  The Company’s decision to exit the merchant card business also was a factor contributing to the decline in other income.  These negative items were partially offset by a $152,000 or 14.1% increase in trust fees due to successful union related new business development efforts.  The items responsible for the quarterly decline also contributed to a $2.8 million reduction in non-interest income when the full year 2003 is compared to the full year 2002.  Additionally, a $758,000 loss realized on the sale of approximately 69% of the Company’s mortgage servicing portfolio in the first quarter of 2003 also had a negative impact on the full year 2003 performance.   This significant downsizing of the mortgage-servicing asset reduced the level of interest rate risk and earnings volatility of the Company and contributes to a more conservatively positioned balance sheet at December 31, 2003 when compared to the prior year end.

The Company’s total non-interest expense in the fourth quarter of 2003 favorably decreased by $1.1 million when compared to the prior year fourth quarter due to the Company’s continued focus on reducing and containing expenses.  For the full year 2003, non-interest expense totaled $38.3 million, which represented a decline of $8.1 million or 17.4% from the $46.4 million non-interest expense level reported for the 2002 year.  One of the largest factors causing the decrease was a $3.3 million reduction in impairment charges on mortgage servicing rights due to the sale of a significant portion of the mortgage-servicing asset in the first quarter of 2003.  The value of the Company’s mortgage servicing rights has declined from $6.9 million at December 31, 2002 to $1.7 million at December 31, 2003.  The Company also recorded in the third quarter of 2002 a $920,000 restructuring charge associated with implementing its earnings improvement program.  There was no such charge in 2003.  The Company is realizing the benefits of the earnings improvement program and its ongoing focus on reducing expenses as evidenced by salaries and employee benefits dropping by $1.7 million or 8.1% for the full year 2003. On average there were 32 fewer full-time equivalent employees in 2003 when compared to the full year 2002. Other expenses also declined by $2.4 million due to cost cutting in numerous expense categories, some of the larger of which included advertising expense, merchant card expense, business development expense and education expenses.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA (A)

January 27, 2004

(In thousands, except per share and ratio data)

2003

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$249	$180	$549

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.84%	1.35%	1.00%	0.74%
Net interest margin	2.48	2.41	2.14	2.21	2.31
Net charge-offs as a percentage of average loans	0.20	0.02	0.33	0.35	0.22
Loan loss provision as a percentage of average loans	1.19	0.40	0.30	0.31	0.56
Efficiency ratio	94.98	84.81	94.05	95.15	91.98

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.02	$0.01	$0.04
Average number of common shares outstanding	13,923,010	13,935,086	13,945,889	13,954,044	13,939,610
Diluted	(0.06)	0.07	0.02	0.01	0.04
Average number of common shares outstanding	13,923,010	13,940,460	13,954,648	13,972,328	13,947,895
Cash dividends declared	0.00	0.00	0.00	0.00	0.00

2002

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$626	$408	$(4,224)	$(1,962)	$(5,152)

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	3.16%	2.04%	(20.19)%	(9.80)%	(6.37)%
Net interest margin	2.35	2.63	2.48	2.47	2.51
Net charge-offs as a percentage of average loans	0.06	1.09	2.08	0.17	0.85
Loan loss provision as a percentage of average loans	0.37	0.56	2.24	3.06	1.56
Efficiency ratio	88.34	89.52	127.78	87.98	98.39

PER COMMON SHARE:
Net income (loss):
Basic	$0.05	$0.03	$(0.31)	$(0.14)	$(0.37)
Average number of common shares outstanding	13,689,478	13,748,179	13,799,547	13,887,932	13,781,878
Diluted	0.05	0.03	(0.31)	(0.14)	(0.37)
Average number of common shares outstanding	13,712,382	13,778,716	13,799,547	13,887,932	13,781,878
Cash dividends declared	0.09	0.09	0.09	0.03	0.30

    NOTES:

(A)

All quarterly data unaudited.

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

2003

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610	$1,160,915	$1,147,886
Investment securities	546,427	544,967	577,374	552,662
Loans	555,335	525,591	496,951	503,387
Allowance for loan losses	11,415	11,916	11,872	11,682
Goodwill and core deposit intangibles	15,337	14,979	14,621	14,263
Mortgage servicing rights	2,214	1,784	1,859	1,718
Deposits	669,103	661,932	648,844	654,597
Stockholders’ equity	75,364	76,384	72,688	71,770
Trust assets – fair market value	1,091,391	1,146,695	1,107,022	1,145,660
Non-performing assets	11,687	10,163	11,227	11,411
Asset leverage ratio	6.94%	7.10%	7.19%	7.29%
PER COMMON SHARE:
Book value (A)	$5.41	$5.48	$5.21	$5.14
Market value	3.50	3.80	4.17	5.00
Market price to book value	64.69%	69.35%	80.03%	97.24%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427	422	413
Branch locations	23	23	23	23
Common shares outstanding	13,929,324	13,940,999	13,949,383	13,957,599

2002

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,213,764	$1,202,086	$1,182,678	$1,175,550
Investment securities	532,349	493,322	491,861	505,778
Loans	587,624	600,778	594,285	572,977
Allowance for loan losses	6,286	5,518	5,757	10,035
Goodwill and core deposit intangibles	16,968	16,610	16,252	15,894
Mortgage servicing rights	8,315	7,566	5,146	6,917
Deposits	680,435	705,662	674,573	669,929
Stockholders’ equity	78,051	82,491	79,711	77,756
Trust assets – fair market value	1,248,545	1,234,372	1,079,204	1,057,816
Non-performing assets	9,105	5,668	5,407	6,964
Asset leverage ratio	7.54%	7.46%	7.00%	6.84%
PER COMMON SHARE:
Book value (A)	$5.69	$6.00	$5.77	$5.59
Market value	4.96	4.58	2.45	2.85
Market price to book value	87.17%	76.37%	42.45%	50.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	468	464	445	422
Branch locations	24	24	24	23
Common shares outstanding	13,709,329	13,754,342	13,811,595	13,898,302

    NOTES:

    (A) Other comprehensive income had a negative impact of $0.07 on book value per share at December 31, 2003.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Quarterly data unaudited)

2003

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$9,083	$8,595	$8,044	$7,585	$33,307
Total investment portfolio	5,660	5,631	5,035	5,372	21,698
Total Interest Income	14,743	14,226	13,079	12,957	55,005

INTEREST EXPENSE
Deposits	3,140	2,965	2,765	2,633	11,503
All other funding sources	4,956	4,827	4,618	4,456	18,857
Total Interest Expense	8,096	7,792	7,383	7,089	30,360

NET INTEREST INCOME	6,647	6,434	5,696	5,868	24,645
Provision for loan losses	1,659	534	384	384	2,961
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,988	5,900	5,312	5,484	21,684

NON-INTEREST INCOME
Trust fees	1,253	1,253	1,254	1,233	4,993
Net realized gains on investment securities available for sale	1,278	1,420	402	687	3,787
Net realized gains on loans and loans held for sale	173	221	165	73	632
Service charges on deposit accounts	767	800	812	801	3,180
Net mortgage servicing fees	71	77	55	46	249
Gain (loss) on sale of mortgage servicing	(758)	-	-	-	(758)
Bank owned life insurance	298	307	305	304	1,214
Other income	913	1,017	989	713	3,632
Total Non-interest Income	3,995	5,095	3,982	3,857	16,929

NON-INTEREST EXPENSE
Salaries and employee benefits	4,789	4,717	4,729	4,688	18,923
Net occupancy expense	752	701	682	681	2,816
Equipment expense	817	750	692	692	2,951
Professional fees	903	1,058	951	906	3,818
FDIC deposit insurance expense	28	26	75	72	201
Amortization of core deposit intangibles	358	358	358	358	1,432
Impairment charge (credit) for mortgage servicing rights	366	254	(230)	-	390
Goodwill impairment loss	199	-	-	-	199
Other expenses	1,908	1,922	1,855	1,862	7,547
Total Non-interest Expense	10,120	9,786	9,112	9,259	38,277

INCOME (LOSS) BEFORE INCOME TAXES	(1,137)	1,209	182	82	336
Provision (benefit) for income taxes	(342)	294	(67)	(98)	(213)
NET INCOME (LOSS)	$(795)	$915	$249	$180	$549

2002

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,562	$10,434	$10,191	$9,835	$41,022
Total investment portfolio	6,698	6,637	6,011	5,647	24,993
Total Interest Income	17,260	17,071	16,202	15,482	66,015

INTEREST EXPENSE
Deposits	4,288	4,215	4,015	3,535	16,053
All other funding sources	6,389	5,549	5,393	5,263	22,594
Total Interest Expense	10,677	9,764	9,408	8,798	38,647

NET INTEREST INCOME	6,583	7,307	6,794	6,684	27,368
Provision for loan losses	540	815	3,380	4,530	9,265
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,043	6,492	3,414	2,154	18,103

NON-INTEREST INCOME
Trust fees	1,279	1,235	1,077	1,081	4,672
Net realized gains on investment securities available for sale	637	1,314	1,356	987	4,294
Net realized gains on loans and loans held for sale	124	141	160	354	779
Service charges on deposit accounts	674	694	732	806	2,906
Net mortgage servicing fees	92	123	97	101	413
Bank owned life insurance	554	317	309	311	1,491
Other income	1,288	1,200	1,198	1,446	5,132
Total Non-interest Income	4,648	5,024	4,929	5,086	19,687

NON-INTEREST EXPENSE
Salaries and employee benefits	5,145	5,128	5,342	4,982	20,597
Net occupancy expense	739	750	682	689	2,860
Equipment expense	783	768	741	752	3,044
Professional fees	750	847	1,057	1,189	3,843
FDIC deposit insurance expense	29	29	28	30	116
Amortization of core deposit intangibles	358	358	358	358	1,432
Impairment charge (credit) for mortgage servicing rights	(123)	787	3,034	-	3,698
Wholesale mortgage production exit costs	(26)	(14)	-	-	(40)
Restructuring costs	-	-	920	-	920
Other expenses	2,280	2,403	2,843	2,371	9,897
Total Non-interest Expense	9,935	11,056	15,005	10,371	46,367

INCOME (LOSS) BEFORE INCOME TAXES	756	460	(6,662)	(3,131)	(8,577)
Provision (benefit) for income taxes	130	52	(2,438)	(1,169)	(3,425)
NET INCOME (LOSS)	$626	$408	$(4,224)	$(1,962)	$(5,152)

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(Quarterly Data Unaudited)

    Note:  2002 data appears before 2003.

2002

2003

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$582,327	$585,646	$484,296	$516,250
Deposits with banks	9,034	14,859	4,753	5,294
Federal funds sold	63	542	-	29
Total investment securities	484,810	492,146	573,608	542,189

Total interest earning assets	1,076,234	1,093,193	1,062,657	1,063,762

Non-interest earning assets:
Cash and due from banks	24,148	22,700	22,387	22,371
Premises and equipment	12,913	13,165	11,374	11,950
Other assets	66,041	67,359	60,997	66,005
Allowance for loan losses	(6,113)	(5,997)	(11,866)	(11,431)

Total assets	$1,173,223	$1,190,420	$1,145,549	$1,152,657

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$50,853	$49,681	$51,881	$51,872
Savings	101,179	100,454	103,390	103,450
Money market	127,482	129,902	119,787	123,845
Other time	295,163	300,683	278,618	282,838
Total interest bearing deposits	574,677	580,720	553,676	562,005
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	86,440	56,633	126,600	105,780
Advanced from Federal Home Loan Bank	283,131	322,557	250,408	265,184
Guaranteed junior subordinated deferrable interest debentures	34,500	34,500	34,500	34,500
Total interest bearing liabilities	978,748	994,410	965,184	967,469

Non-interest bearing liabilities:
Demand deposits	106,507	105,830	103,038	104,330
Other liabilities	8,520	9,356	5,634	6,461
Stockholders’ equity	79,448	80,824	71,693	74,397
Total liabilities and stockholders’ equity	$1,173,223	$1,190,420	$1,145,549	$1,152,657